SUPPLEMENT DATED FEBRUARY 23, 2009

TO PROSPECTUSES DATED OCTOBER 20, 2008
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On February 20, 2009, shares of the Lord Abbett Growth & Income Portfolio of the Lord Abbett Series Fund were substituted with shares of the SCSM Lord Abbett Growth & Income Fund of the Sun Capital Advisers Trust, shares of Lord Abbett Mid-Cap Value Portfolio of the Lord Abbett Series Fund were substituted with shares of the SCSM Goldman Sachs Mid Cap Value Fund of the Sun Capital Advisers Trust, and shares of the PIMCO Low Duration Portfolio of the PIMCO Variable Insurance Trust were substituted with shares of the SCSM Goldman Sachs Short Duration Fund of the Sun Capital Advisers Trust pursuant to an order of the Securities and Exchange Commission. The Lord Abbett Growth & Income Portfolio, Lord Abbett Mid-Cap Value Portfolio and PIMCO Low Duration Portfolio Sub-Accounts are no longer available under your Contract for any purpose.

All references to the Lord Abbett Growth & Income Portfolio, Lord Abbett Mid-Cap Value Portfolio and the PIMCO Low Duration Portfolio are hereby deleted from each of the prospectuses listed above, effective February 20, 2009.

A current prospectus for the SCSM Lord Abbett Growth & Income Fund, SCSM Goldman Sachs Mid Cap Value Fund and the SCSM Goldman Sachs Short Duration Fund was sent to you prior to the substitution.  You should refer to that prospectus for a complete description of the Fund's investment policies, risks, fees and expenses, and all aspects of its operations.

If any of your Contract Value was automatically transferred because of the Substitution, anytime prior to March 23, 2009, you may make one transfer of Contract Value from the Sub-Account investing in the SCSM Lord Abbett Growth & Income Fund, SCSM Goldman Sachs Mid Cap Value Fund and the SCSM Goldman Sachs Short Duration Fund to one or more other Sub-Accounts without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract.  In addition, prior to March 23, 2009, Sun Life Assurance Company of Canada (U.S.) will not exercise any rights reserved by it under your Contract to impose restrictions on transfers (other than restrictions on frequent trading, as described in your prospectus). If you elected to participate in one of the Optional Living Benefit Riders listed below and you elect to transfer your Contract Value from the Sub-Accounts investing in these Fund options to a non-Designated Fund, your benefits under that Optional Living Benefit Rider will be cancelled.

●	Secured Returns
●	Secured Returns 2
●	Secured Returns for Life
●	Secured Returns for Life Plus
●	Retirement Income Escalator
●	Retirement Income Escalator II
●	Income ON Demand
●	Income ON Demand II
●	Income ON Demand II Escalator
●	Income ON Demand II Plus
●	Retirement Asset Protector

If you have any questions about the substitutions, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

SLF Masters (US) 2009